SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                   001-16533                63-1261433
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                   35209
  (Address of Principal Executive Office )              (Zip code)



       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On May 9, 2006 we filed a press release reporting the results of our operations for the quarter and nine months ended March 31, 2006.


Item 8.01     Other Events

99.1 Press release reporting results of our operations for the quarter ended March 31, 2006, issued on May 9, 2006.

Item 9.01 Financial Statements and Exhibits

  a.  None

  b.  None

  c. We are furnishing the following document as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation 8-K:

99.1 Press release reporting results of our operations for the quarter ended March 31, 2006, issued on May 9, 2006.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 9, 2006

                            PROASSURANCE CORPORATION





                            By:  /s/ Edward L. Rand, Jr.
                            ---------------------------------------
                                     Edward L. Rand, Jr.
                                     Chief Financial Officer